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                                  EXHIBIT 10.2

                             ADVANCED MEDICINE, INC.

                           LONG-TERM STOCK OPTION PLAN

                            ADOPTED ON JUNE 27, 1998


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                                TABLE OF CONTENTS
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                                                                                                             PAGE NO.
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SECTION 1.  ESTABLISHMENT AND PURPOSE.............................................................................1

SECTION 2.  ADMINISTRATION........................................................................................1

   (a)   Committees of the Board of Directors.....................................................................1
   (b)   Authority of the Board of Directors......................................................................1

SECTION 3.  ELIGIBILITY...........................................................................................1

   (a)   General Rule.............................................................................................1
   (b)   Ten-Percent Stockholders.................................................................................2

SECTION 4.  STOCK SUBJECT TO PLAN.................................................................................2

   (a)   Basic Limitation.........................................................................................2
   (b)   Additional Shares........................................................................................2

SECTION 5.  TERMS AND CONDITIONS OF AWARDS OR SALES...............................................................2

   (a)   Stock Purchase Agreement.................................................................................2
   (b)   Duration of Offers and Nontransferability of Rights......................................................2
   (c)   Purchase Price...........................................................................................3
   (d)   Withholding Taxes........................................................................................3
   (e)   Restrictions on Transfer of Shares.......................................................................3
   (f)   Accelerated Vesting......................................................................................3

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.......................................................................3

   (a)   Stock Option Agreement...................................................................................3
   (b)   Number of Shares.........................................................................................3
   (c)   Exercise Price...........................................................................................4
   (d)   Withholding Taxes........................................................................................4
   (e)   Exercisability...........................................................................................4
   (f)   Accelerated Exercisability...............................................................................4
   (g)   Basic Term...............................................................................................4
   (h)   Nontransferability.......................................................................................4
   (i)   No Rights as a Stockholder...............................................................................5
   (j)   Modification, Extension and Assumption of Options........................................................5
   (k)   Restrictions on Transfer of Shares.......................................................................5
   (l)   Accelerated Vesting......................................................................................5

SECTION 7.  PAYMENT FOR SHARES....................................................................................5

   (a)   General Rule.............................................................................................5

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   (b)   Surrender of Stock.......................................................................................6
   (c)   Services Rendered........................................................................................6
   (d)   Promissory Note..........................................................................................6
   (e)   Exercise/Sale............................................................................................6
   (f)   Exercise/Pledge..........................................................................................6

SECTION 8.  ADJUSTMENT OF SHARES..................................................................................6

   (a)   General..................................................................................................6
   (b)   Mergers and Consolidations...............................................................................7
   (c)   Reservation of Rights....................................................................................7

SECTION 9.  SECURITIES LAWS REQUIREMENTS..........................................................................7

SECTION 10.  NO RETENTION RIGHTS..................................................................................7

SECTION 11.  DURATION AND AMENDMENTS..............................................................................8

   (a)   Term of the Plan.........................................................................................8
   (b)   Right to Amend or Terminate the Plan.....................................................................8
   (c)   Effect of Amendment or Termination.......................................................................8

SECTION 12.  DEFINITIONS..........................................................................................8

SECTION 13.  EXECUTION...........................................................................................11

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               ADVANCED MEDICINE, INC. LONG-TERM STOCK OPTION PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

         The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. Participation in the Plan is limited to individuals to whom the Company may offer and sell securities pursuant to the exemption from qualification afforded by Section 25102(f) of the California Corporations Code or who do not reside in the State of California. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

         Capitalized terms are defined in Section 12.

SECTION 2. ADMINISTRATION.

         (a) COMMITTEES OF THE BOARD OF DIRECTORS. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

         (b) AUTHORITY OF THE BOARD OF DIRECTORS. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3. ELIGIBILITY.

         (a) GENERAL RULE. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs. Participation in the Plan shall be limited to individuals to whom the Company may offer and sell securities pursuant to the exemption from qualification afforded by Section 25102(f) of the California Corporations Code or who do not reside in the State of California.

         (b) TEN-PERCENT STOCKHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this

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Subsection (b), in determining stock ownership, the attribution rules of
Section 424(d) of the Code shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

         (a) BASIC LIMITATION. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,000,000 Shares, subject to adjustment pursuant to
Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 2,000,000 Shares (subject to adjustment pursuant to Section 8).

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

         (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

         (c) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

         (d) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any

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federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

         (e) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

         (f) ACCELERATED VESTING. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control before the Purchaser's Service terminates and (ii) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary. The foregoing notwithstanding, if (i) the repurchase right has been assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary and (ii) the Purchaser is subject to an Involuntary Termination within 12 months after the Change in Control, then the repurchase right shall lapse and an additional number of the Purchaser's Shares shall vest, calculated as if the Purchaser's Service had continued for an additional 12 months.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

         (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

         (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option to purchase newly issued Shares shall not be less than the par value of such Shares. Subject to the preceding two sentences, the Exercise Price under an Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

         (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require

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for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

         (e) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of a Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

         (f) ACCELERATED EXERCISABILITY. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if (i) the Company is subject to a Change in Control before the Optionee's Service terminates, (ii) such Options do not remain outstanding,
(iii) such Options are not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute options with substantially the same terms for such Options. The foregoing notwithstanding, if (i) the Optionee's Options do not become exercisable in full under the preceding sentence and (ii) the Optionee is subject to an Involuntary Termination within 12 months after the Change in Control, then the Optionee's Options shall become exercisable with respect to an additional number of Shares, calculated as if the Optionee's Service had continued for an additional 12 months.

         (g) BASIC TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and in the case of an ISO a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service or death.

         (h) NONTRANSFERABILITY. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         (i) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

         (j) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

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         (k) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

         (l) ACCELERATED VESTING. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control before the Optionee's Service terminates and (ii) the repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary. A Stock Option Agreement may also provide for accelerated vesting in the event of the Optionee's death or disability or other events. The foregoing notwithstanding, if (i) the repurchase right has been assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary and (ii) the Optionee is subject to an Involuntary Termination within 12 months after the Change in Control, then the repurchase right shall lapse and an additional number of the Optionee's Shares shall vest, calculated as if the Optionee's Service had continued for an additional 12 months.

SECTION 7. PAYMENT FOR SHARES.

         (a) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

         (b) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         (c) SERVICES RENDERED. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award. At the discretion of the Board of Directors, Shares may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent or a Subsidiary after the award, except that the par value of such Shares, if newly issued, shall be paid in cash or cash equivalents.

         (d) PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the promissory note. Subject to the

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foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate (if any), amortization requirements (if any) and other provisions of such note.

         (e) EXERCISE/SALE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (f) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8. ADJUSTMENT OF SHARES.

         (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

         (b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

                  (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

                  (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

                  (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

                  (iv) The cancellation of such outstanding Options without payment of any consideration.

         (c) RESERVATION OF RIGHTS. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any

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class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. SECURITIES LAW REQUIREMENTS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 10. NO RETENTION RIGHTS.

         Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. DURATION AND AMENDMENTS.

         (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. Stockholder approval shall not be required for any amendment of the Plan.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12. DEFINITIONS.

         (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

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         (b) "CAUSE" shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use causes material harm to the Company, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for 30 days after receiving written notification from the Board of Directors.

         (c) "CHANGE IN CONTROL" shall mean:

                  (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity;

                  (ii) The acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or

                  (iii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a).

         (f) "COMPANY" shall mean Advanced Medicine, Inc., a Delaware corporation.

         (g) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

         (h) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

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         (i) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

         (j) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

         (k) "INVOLUNTARY TERMINATION" shall mean the termination of the Optionee's pr Purchaser's Service by reason of:

                  (i) The involuntary dismissal or discharge of the Optionee or Purchaser by the Company (or the Parent or Subsidiary employing him or her) for reasons other than for Cause; or

                  (ii) The voluntary resignation of the Optionee or Purchaser following (A) a change in his or her position with the Company (or the Parent or Subsidiary employing him or her) that materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 15% or (C) a relocation of his or her workplace more than 50 miles from the workplace designated by the Company on his or her initial date of service.

         (l) "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

         (m) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

         (n) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (o) "OPTIONEE" shall mean an individual who holds an Option.

         (p) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

         (q) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         (r) "PLAN" shall mean this Advanced Medicine, Inc. Long-Term Stock Option Plan.

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         (s) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

         (t) "PURCHASER" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (u) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

         (v) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

         (w) "STOCK" shall mean the Common Stock of the Company, with a par value of $0.01 per Share.

         (x) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

         (y) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

         (z) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 13. EXECUTION.

         To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.



                                        ADVANCED MEDICINE, INC.

                                        By:
                                           -----------------------------------

                                        Title:
                                              --------------------------------


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